UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 26, 2016

Date of Report (Date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2016, Apple Inc. (“Apple”) issued a press release regarding Apple’s financial results for its first fiscal quarter ended December 26, 2015, a related data sheet and supplemental materials. A copy of Apple’s press release is attached hereto as Exhibit 99.1, a copy of the related data sheet is attached hereto as Exhibit 99.2 and a copy of the supplemental materials is attached hereto as Exhibit 99.3.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release issued by Apple Inc. on January 26, 2016.

99.2	Data sheet issued by Apple Inc. on January 26, 2016.

99.3	Supplement materials issued by Apple Inc. on January 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2016	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri
Senior Vice President,
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press release issued by Apple Inc. on January 26, 2016.

99.2	Data sheet issued by Apple Inc. on January 26, 2016.

99.3	Supplemental materials issued by Apple Inc. on January 26, 2016.